ING PARTNERS, INC.

ING JPMorgan Mid Cap Value Portfolio

Supplement dated November 19, 2008 to the Service Class (“S Class”) and

Adviser Class (“ADV Class”) Prospectus and

Initial Class (“I Class”) Prospectus,

each dated April 28, 2008

ING JPMorgan Mid Cap Value Portfolio

On November 14, 2008, the Board of Trustees for ING Partners, Inc. approved a change to the principal investment strategies of ING JPMorgan Mid Cap Value Portfolio effective November 17, 2008 as follows:

1.                                       The second paragraph of the section entitled “Description of the Portfolios - ING JPMorgan Mid Cap Value Portfolio–Principal Investment Strategies” on page 14 of the Class S and Class ADV Prospectus and the Class I Prospectus is revised to include the following:

The Portfolio may also invest up to 15% in real estate investments trusts (“REITs”).

2.                                       The following risk is added in the section entitled “Description of the Portfolios – ING JPMorgan Mid Cap Value Portfolio - Principal Risks” on page 14 of the Class S and Class ADV Prospectus and Class I Prospectus:

Real Estate Investment Trusts (“REITs”) Risk

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE